                                                                    EXHIBIT 99.2

                             HIGHBOURNE CORPORATION

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                                                                               .
                                                                               .
                                                                               .

                                    CONTENTS

                                                                             PAGE
                                                                             -----
Independent Auditors' Report on the Financial Statements                         1

Balance Sheet
  Assets                                                                         2
  Liabilities and Shareholder's Equity                                           3

Statement of Income                                                              4

Statement of Retained Earnings                                                   5

Statement of Cash Flows                                                          6

Notes to Financial Statements                                                7 - 9

Independent Auditors' Report on the Supplementary Information                   10

Supplementary Information
  Schedule of General and Administrative Expenses                               11

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholder
Highbourne Corporation
Champaign, Illinois

We have audited the accompanying balance sheet of Highbourne Corporation as of December 31, 2002, and the related statements of income, retained earnings, and cash flows the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements to above present fairly, in all material respects, the financial position of Highbourne Corporation at December 31, 2002, and the results of its operations and the cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

                                        STEPHANS, KUN & CO., P.C.
                                        Certified Public Accountants
                                        May 28, 2004

                                      ~1~

                             HIGHBOURNE CORPORATION
                                 BALANCE SHEET
                               DECEMBER 31, 2002

                      ASSETS

Current Assets
  Cash                                       $ 13,731
  Accounts receivable - trade                  41,249
  Advance - employee                            2,272
  Prepaid expenses                              1,256
                                             --------
    Total current assets                       58,508
                                             --------

Property and Equipment
  Equipment and vehicles                      112,152
  Less accumulated depreciation                42,171
                                             --------
    Net property and equipment                 69,981
                                             --------

Other Assets
  Deposits                                        666
                                             --------
    Total other assets                            666
                                             --------
Total Assets                                 $129,155
                                             ========

                 See accompanying notes and accountants' report

                                      ~2~

                             HIGHBOURNE CORPORATION
                                  BALANCE SHEET
                                DECEMBER 31, 2002

                   LIABILITIES

Current Liabilities
  Current portion of long-term debt                $ 11,516
  Accounts payable - trade                           24,481
  Accrued payroll                                     6,803
  Accrued and withheld payroll taxes                  4,662
  Lease deposit                                       1,000
                                                   --------
    Total current liabilities                        48,462
                                                   --------

  Long-term debt - net of current portion            34,442
                                                   --------
    Total liabilities                                82,904
                                                   --------

               SHAREHOLDER'S EQUITY

Capital Stock
  Common stock - no par value, 100 shares
    authorized, 10 shares issued and outstanding      1,000
  Retained earnings                                  45,251
                                                   --------
    Total shareholder's equity                       46,251
                                                   --------
Total Liabilities and Shareholder's Equity         $129,155
                                                   ========

                 See accompanying notes and accountants' report

                                      ~3~

                             HIGHBOURNE CORPORATION
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Agency revenue                               $ 416,988
General and administrative expenses            404,802
                                             ---------
    Income from operations                      12,186
                                             ---------

Other Income and (Expense)

  Rental income                                 37,000
  Interest income                                  221
  Interest expense                              (4,963)
  Other income                                   1,449
                                             ---------
    Net other income                            33,707
                                             ---------
  Income before provision for income taxes      45,893
  Provision for income taxes                         -
                                             ---------
Net Income                                   $  45,893
                                             =========

                 See accompanying notes and accountants' report

                                      ~4~

                             HIGHBOURNE CORPORATION
                         STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Retained earnings, beginning of the year   $ 13,787

  Net income for the year                    45,893

  Less: Distributions                       (14,429)
                                           --------
Retained earnings, end of the year         $ 45,251
                                           ========

                 See accompanying notes and accountants' report

                                      ~5~

                             HIGHBOURNE CORPORATION
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2002

Cash Flows From Operating Activities
  Net income                                              $ 45,893
  Adjustment to reconcile net income to net cash
  provided (used) by operating activities
    Depreciation                                            21,144
    Change in current assets (increase) decrease
      Accounts receivable                                  (36,771)
      Other current assets                                  (2,468)
  Change in current liabilities increase (decrease)
    Accounts payable                                       (13,181)
    Other current liabilities                                3,933
                                                          --------
      Net cash provided (used) by operating activities      18,550
                                                          --------

Cash Flows From Investing Activities
  Deposit paid                                                (666)
  Capital expenditures                                     (39,392)
                                                          --------
    Net cash provided (used) by investing activities       (40,058)
                                                          --------

Cash Flows From Financing Activities
  Distributions paid                                       (14,429)
  Proceeds from borrowings                                  30,958
  Principal payments on long-term debt                     (10,595)
                                                          --------
       Net cash provided (used) by financing activities      5,934
                                                          --------
Net increase (decrease) in cash                            (15,574)
Cash at beginning of year                                   29,305
                                                          --------
Cash at end of year                                       $ 13,731
                                                          ========

                 See accompanying notes and accountants' report

                                      ~6~

                             HIGHBOURNE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of Illinois in September, 1997 and operates on a calendar year. The Company is an agent for principally one transportation company and, as such, books freight and cargo truck loads for pickup and delivery all over the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting

The Company records agency revenue when freight loads are confirmed by bills of lading. Costs and expenses are recorded on the accrual basis.

Fixed Assets and Depreciation

Equipment and vehicles are recorded at cost. Depreciation is computed in accordance the straight-line method over the estimated useful lives of the respective assets. Depreciation lives range from five to seven years.

Income Taxes

The Company is taxed as an S-Corporation for both federal and state purposes. In lieu of federal and state corporate income taxes, the individual shareholders of an S Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision for income taxes has been recorded.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances at December 31, 2002.

The Company's sole source of agency revenue for the year 2002 was from Jacobson Transportation Company.

                                      ~7~

                             HIGHBOURNE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 3 - LONG-TERM DEBT

Long-Term Debt consists of the following at December 31, 2002:

Loan payable to First Midwest Bank, monthly payments of $706
 including interest at 8.4%, secured by used vehicle - 1997 BMW      $19,548

Loan payable to Oak Brook Bank, monthly payments of $671
 including interest at 10.7%, secured by used vehicle - 1998 Toyota   26,410
                                                                     -------
  Total                                                               45,958
  Less: current portion                                               11,516
                                                                     -------
  Total long-term debt                                               $34,442
                                                                     =======

Future maturity of long-term debt is as follows:

December 31, 2003   $11,516
             2004    11,516
             2005    11,516
             2006    11,410
                    -------
                    $45,958
                    =======

NOTE 4 - LEASES

The Company sub-leases land and building to Jones Trucking, Inc. for a thirty-six month term beginning October 1, 2001 at the rate of $3,250.00 per month. Rental income collected for 2002 was $37,000. In addition, the lessee paid a $1,000 security deposit.

The Company leases its corporate facility from its sole shareholder for a thiry-six month term beginning April 1, 2002 at a rate $5,000 per month. Rent paid for 2002 was $45,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

As stated in Note 5, the Company paid $45,000 in rent to its sole shareholder. In addition, distributions of $14,429 were paid. Finally, the Company makes available a used 1998 Toyota for business and personal use.

                                      ~8~

                             HIGHBOURNE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

NOTE 6 - SUBSEQUENT EVENTS

The agency contract with Jacobson Transportation Company expired in January of 2003 and was not renewed.

On April 5, 2004, the Company assets were sold and the Company ceased operations as a freight carrier.

                                      ~9~

                             HIGHBOURNE CORPORATION

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2003

                                    CONTENTS

                                                                PAGE
                                                                ----
Independent Auditors' Report on the Financial Statements            1

Balance Sheet
  Assets                                                            2
  Liabilities and Shareholder's Equity                              3

Statement of Income                                                 4

Statement of Retained Earnings                                      5

Statement of Cash Flows                                             6

Notes to Financial Statements                                   7 - 9

Independent Auditors' Report on the Supplementary Information      10

Supplementary Information
  Schedule of Operating Expenses                                   11
  Schedule of General and Administrative Expenses                  12

                          INDEPENDENT AUDITORS' REPORT
                           ON THE FINANCIAL STATEMENTS

To the Board of Directors and Shareholder
Highbourne Corporation
Champaign, Illinois

We have audited the accompanying balance sheet of Highbourne Corporation as of December 31, 2003, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highbourne Corporation at December 31, 2003, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in the United States of America.

                                        STEPHANS, KUN & CO., P.C.
                                        Certified Public Accountants
                                        May 28, 2004

                                      ~1~

                             HIGHBOURNE CORPORATION
                                  BALANCE SHEET
                                DECEMBER 31, 2003

                      ASSETS

Current Assets
  Cash                                           $ 66,195
  Accounts receivable - trade - less allowance
    for doubtful accounts of $118,736             177,677
  Advance - employee                                1,618
  Prepaid expenses                                164,257
                                                 --------
    Total current assets                          409,747
                                                 --------

Property and Equipment
  Equipment and vehicles                          211,067
  Less accumulated depreciation                    69,136
                                                 --------
    Net property and equipment                    141,931
                                                 --------
Other Assets
  Deposits                                          4,049
                                                 --------
    Total other assets                              4,049
                                                 --------
Total Assets                                     $555,727
                                                 ========

                 See accompanying notes and accountants' report

                                      ~2~

                             HIGHBOURNE CORPORATION
                                  BALANCE SHEET
                                DECEMBER 31, 2003

                   LIABILITIES

Current Liabilities
  Current portion of long-term debt                $  68,662
  Accounts payable - trade                           476,580
  Accrued payroll                                      7,227
  Accrued and withheld payroll taxes                   6,383
  Lease deposit                                        1,000
                                                   ---------
    Total current liabilities                        559,852
                                                   ---------

  Loan from shareholder                              125,000
  Long-term debt - net of current portion             88,544
                                                   ---------
    Total liabilities                                773,396
                                                   ---------

               SHAREHOLDER'S EQUITY

Capital Stock
  Common stock - no par value, 100 shares
    authorized, 10 shares issued and outstanding       1,000
  Retained earnings (deficit)                       (218,669)
                                                   ---------
    Total shareholder's equity (deficit)            (217,669)
                                                   ---------
Total Liabilities and Shareholder's Equity         $ 555,727
                                                   =========

                 See accompanying notes and accountants' report

                                      ~3~

                             HIGHBOURNE CORPORATION
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Trucking revenue                                    $ 5,254,438
Agency revenue                                           24,986
                                                    -----------
  Total revenues                                      5,279,424
Operating expenses                                    4,979,438
                                                    -----------
  Gross profit                                          299,986
General and administrative expenses                     584,721
                                                    -----------
    Income (loss) from operations                      (284,735)
                                                    -----------

Other Income and (Expense)
  Rental income                                          38,000
  Interest income                                           100
  Interest expense                                      (22,736)
  Gain on sale of vehicle                                 5,451
                                                    -----------
    Net other income                                     20,815
                                                    -----------
  Income (loss) before provision for income taxes      (263,920)
  Provision for income taxes                                  -
                                                    -----------
Net Income (Loss)                                   $  (263,920)
                                                    ===========

                 See accompanying notes and accountants' report

                                      ~4~

                             HIGHBOURNE CORPORATION
                         STATEMENT OF RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Retained earnings - beginning of the year       $  45,251

  Net income (loss) for the year                 (263,920)
                                                ---------
Retained earnings (deficit) - end of the year   $(218,669)
                                                =========

                 See accompanying notes and accountants' report

                                      ~5~

                             HIGHBOURNE CORPORATION
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Cash Flows From Operating Activities
  Net income (loss)                                          $(263,920)
  Adjustment to reconcile net income to net cash
    provided (used) by operating activities
      Depreciation                                              36,781
      Gain on sale of vehicle                                   (5,451)
      Change in current assets (increase) decrease
        Accounts receivable                                   (136,428)
        Other current assets                                  (162,347)
  Change in current liabilities increase (decrease)
      Accounts payable                                         452,009
      Other current liabilities                                  2,145
                                                             ---------
        Net cash provided (used) by operating activities       (77,211)
                                                             ---------
Cash Flows From Investing Activities
  Proceeds from sale of vehicle                                 10,000
  Capital expenditures                                        (113,279)
                                                             ---------
      Net cash provided (used) by investing activities        (103,279)
                                                             ---------
Cash Flows From Financing Activities
  Proceeds from shareholder loan                               125,000
  Proceeds from borrowings                                     142,013
  Principal payments on long-term debt                         (34,059)
                                                             ---------
        Net cash provided (used) by financing activities      232,954
                                                             ---------
Net increase (decrease) in cash                                 52,464
Cash at beginning of year                                       13,731
                                                             ---------
Cash at end of year                                          $  66,195
                                                             =========

                 See accompanying notes and accountants' report

                                      ~6~

                             HIGHBOURNE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of the Business

The Company was incorporated in the State of Illinois in September, 1997 and operates on a calendar year. The Company is an agent for principally one transportation company and, as such, books freight and cargo truck loads for pickup and delivery all over the United States of America.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basis of Accounting

The Company records agency revenue when freight loads are confirmed by bills of lading. Costs and expenses are recorded on the accrual basis.

Fixed Assets and Depreciation

Equipment and vehicles are recorded at cost. Depreciation is computed in accordance the straight-line method over the estimated useful lives of the respective assets. Depreciation lives range from five to seven years.

Income Taxes

The Company is taxed as an S-Corporation for both federal and state purposes. In lieu of federal and state corporate income taxes, the individual shareholders of an S Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision for income taxes has been recorded.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

NOTE 2 - CONCENTRATION OF CREDIT RISK

The Company's cash balances are insured by the Federal Deposit Insurance Corporation up to $100,000. There were no uninsured cash balances at December 31, 2003.

                                      ~7~

                             HIGHBOURNE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 3 - LONG-TERM DEBT

Long-Term Debt consists of the following at December 31, 2003:

Installment loan payable to American Express Business Finance, monthly payments of $1,588 including interest at variable rates.
Secured by 35 Qualcom Satelite phones.                                            $ 82,599

Short-term promissory note payable to First Midwest Bank
bearing interest of 6.6%.                                                           25,000

Individual loan payable, unsecured, due in 25 installments of
$1,000 bearing interest of 5%.                                                      16,250

Loan payable to First Midwest Bank, monthly payments of $706
including interest at 8.4%, secured by used vehicle - 1997 BMW                      11,983

Loan payable to Oak Brook Bank, monthly payments of $671
including interest at 10.7%, secured by used vehicle - 1998 Toyota                  21,374
                                                                                  --------
    Total debt                                                                    $157,206
    Less: current portion                                                           68,662
                                                                                  --------
    Total long-term debt                                                          $ 88,544
                                                                                  ========

Future maturity on long-term debt is as follows:

  December 31, 2004   $ 68,662
               2005     32,763
               2006     24,096
               2007     24,096
2008 and thereafter      7,589
                      --------
                      $157,206
                      ========

                                      ~8~

                             HIGHBOURNE CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 4 - LEASES

The Company sub-leases land and building to Jones Trucking, Inc. for a thirty-six month term beginning October 1, 2001 at the rate of $3,250 per month. Rental income collected for 2003 was $38,000. In addition, the lessee paid a $1,000 security deposit.

The Company leases its corporate facility from its sole shareholder for a thirty-six month term beginning April 1, 2002 at a rate $5,000 per month. Rent paid for 2003 was $34,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

As stated in Note 4, the Company paid $34,000 in rent to its sole shareholder. Finally, the Company makes available a used 1998 Toyota for business and personal use.

The sole shareholder of the Company made an unsecured demand loan to the Company bearing interest at 7.25% during the year ended December 31, 2003.

NOTE 6 - SUBSEQUENT EVENTS

Paschall Services, Inc., a freight company contracted with the Company in 2003 to haul freight loads under the direction of Paschall Services, Inc. dispatch services. Highbourne paid equipment surety deposits totaling $35,500 for equipment installed on their owner-operator vehicles. At December 31, 2003, billings for services to Paschall Services, Inc. totaled $83,236. In January, 2004 Paschall Services, Inc. informed the Company of claims in excess of $118,736 and would not pay the Company for the surety deposits and the balance due for unpaid services. The matter is currently being litigated by the Company and the amounts due of $118,736 have been reserved as doubtful accounts and expensed as bad debts.

On April 5, 2004 the Company's assets were purchased from the sole shareholder and the Company ceased freight hauling operations shortly thereafter.

                                      ~9~